Vanguard Municipal Cash Management Fund

Supplement to the Prospectus Dated December 28, 2010

The table under the heading “Fees and Expenses” is replaced with the following:

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.01%
12b-1 Distribution Fee	None
Other Expenses	None
Total Annual Fund Operating Expenses	0.01%[1]

1 Vanguard and the Fund’s Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund’s Board may terminate the temporary expense limitation at any time.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                                                   PS 1143 062011